EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT                                    Sprint Corporation

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

-----------------------------------------------------------------------------
                                                                   Ownership
                                                                   Interest
                                              Jurisdiction of     Held By Its
                                              Incorporation or     Immediate
Name                                            Organization        Parent
-----------------------------------------------------------------------------
American Telecasting, Inc.                        Delaware            100
 American Telecasting Development, Inc.           Delaware            100
   Fresno MMDS Associates, A General
    Partnership                            California Partnership      35
     FMA Licensee Subsidiary, Inc.               California           100
 American Telecasting of Anchorage, Inc.          Delaware            100
 American Telecasting of Bend, Inc.               Delaware            100
 American Telecasting of Billings, Inc.           Delaware            100
 American Telecasting of Bismarck, Inc.           Delaware            100
 American Telecasting of Central Florida,
  Inc.                                            Delaware            100
 American Telecasting of Cincinnati, Inc.         Delaware            100
 American Telecasting of Colorado
  Springs, Inc.                                   Delaware            100
 American Telecasting of Columbus, Inc.           Delaware            100
 American Telecasting of Denver, Inc.             Delaware            100
 American Telecasting of Fort Collins,
  Inc.                                            Delaware            100
 American Telecasting of Fort Myers, Inc.         Delaware            100
 American Telecasting of Green Bay, Inc.          Delaware            100
   American Telecasting of Minnesota, Inc.        Delaware            100
   American Telecasting of Nebraska, Inc.         Delaware            100
   American Telecasting of North Dakota,
    Inc.                                          Delaware            100
   American Telecasting of South Dakota,
    Inc.                                          Delaware            100
 American Telecasting of Hawaii, Inc.             Delaware            100
 American Telecasting of Jackson, Inc.            Delaware            100
 American Telecasting of Jacksonville,
  Inc.                                            Delaware            100
 American Telecasting of Lansing, Inc.            Delaware            100
 American Telecasting of Lincoln, Inc.            Delaware            100
 American Telecasting of Little Rock,
  Inc.                                            Delaware            100
 American Telecasting of Louisville, Inc.         Delaware            100
 American Telecasting of Medford, Inc.            Delaware            100
 American Telecasting of Michiana, Inc.           Delaware            100
 American Telecasting of Monterey, Inc.           Delaware            100
 American Telecasting of Oklahoma, Inc.           Delaware            100
 American Telecasting of Portland, Inc.           Delaware            100
 American Telecasting of Rapid City, Inc.         Delaware            100
 American Telecasting of Redding, Inc.            Delaware            100
 American Telecasting of Rockford, Inc.           Delaware            100
 American Telecasting of Salem/Eugene,
  Inc.                                            Delaware            100
 American Telecasting of Santa Barbara,
  Inc.                                            Delaware            100
 American Telecasting of Santa Rosa, Inc.         Delaware            100
 American Telecasting of Sarasota, Inc.           Delaware            100
 American Telecasting of Seattle, Inc.            Delaware             90
 American Telecasting of Sheridan, Inc.           Delaware            100
 American Telecasting of Sioux Valley,
  Inc.                                            Delaware            100
 American Telecasting of Toledo, Inc.             Delaware            100
 American Telecasting of Youngstown, Inc.         Delaware            100
 American Telecasting of Yuba City, Inc.          Delaware            100
 Fresno Wireless Cable Television, Inc.          Washington           100
   Fresno MMDS Associates, A General
    Partnership                            California Partnership      65
 Superchannels of Las Vegas, Inc.                 Arizona              58

Carolina Telephone and Telegraph Company       North Carolina         100
 Carolina Telephone Long Distance, Inc.        North Carolina         100
 SC One Company                                    Kansas             100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

--------------------------------------------------------------------------------

                                                                    Ownership
                                                                    Interest
                                                Jurisdiction of    Held By Its
                                                Incorporation or    Immediate
Name                                              Organization       Parent
-------------------------------------------------------------------------------
Centel Corporation                                   Kansas           91.4(/1/)
 Centel Capital Corporation                         Delaware           100
 Centel Credit Company                              Delaware           100
 Centel Directory Company                           Delaware           100
   The CenDon Partnership                     Illinois Partnership      50
 Centel-Texas, Inc.                                  Texas             100
   Central Telephone Company of Texas                Texas             100
 Central Telephone Company                          Delaware           100
   Central Telephone Company of Illinois            Illinois           100
   Central Telephone Company of Virginia            Virginia           100
   Sprint-Florida, Incorporated                     Florida            100
     United Telephone Communications Systems,
      Incorporated                                  Florida            100
     United Telephone Long Distance,
      Incorporated                                  Florida            100

C FON Corporation                                   Delaware           100

DirectoriesAmerica, Inc.                             Kansas            100
 Sprint Publishing & Advertising, Inc.               Kansas            100

LD Corporation                                       Kansas            100

North Supply Company                                  Ohio             100
 Northstar Transportation, Inc.                      Kansas            100
 North Supply Company of Lenexa                     Delaware           100
 North Supply International, Ltd.                    Kansas            100
 NSC Advertising, Inc.                               Kansas            100
 Sprint Products Group, Inc.                         Kansas            100

People's Choice TV Corporation                      Delaware           100
 Alda Gold, Inc.                                    Delaware           100
 Alda Tucson, Inc.                                  Delaware           100
 Alda Wireless Holdings, Inc.                       Delaware           100
 Broadcast Cable, Inc.                              Indiana           24.9
 PCTV Development Co.                               Delaware           100
 PCTV Gold, Inc.                                    Delaware           100
 People's Choice TV of Albuquerque, Inc.            Delaware           100
 People's Choice TV of Houston, Inc.                Delaware           100
 People's Choice TV of Milwaukee, Inc.              Delaware           100
 People's Choice TV of Salt Lake City, Inc.         Delaware           100
 People's Choice TV of St. Louis, Inc.              Delaware           100
 People's Choice TV of Tucson, Inc.                 Delaware           100
 Preferred Entertainment, Inc.                      Delaware           100
 Sat-Tel Services, Inc.                             Arizona            100
 SpeedChoice Equipment, Inc.                        Delaware           100
 SpeedChoice of Detroit, Inc.                       Delaware           100
 SpeedChoice of Phoenix, Inc.                       Delaware           100
 Waverunner, Inc.                                   Delaware           100
 Wireless Cable of Indianapolis, Inc.               Delaware           100
   Broadcast Cable, Inc.                            Indiana           75.2

Sprint Asian American, Inc.                          Kansas            100

Sprint Capital Corporation                          Delaware           100

SprintCom, Inc.                                      Kansas            100
 SVC BidCo, L.P.                                    Delaware            80(/2/)

--------------------------------------------------------------------------------

(/1/) Sprint Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.

(/2/) SprintCom, Inc. owns a limited partnership interest.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

--------------------------------------------------------------------------------

                                                                Ownership
                                                                Interest
                                               Jurisdiction of Held By Its
                                                Incorporation   Immediate
Name                                           or Organization   Parent
--------------------------------------------------------------------------
Sprint Communications of Michigan, Inc.           Michigan         100

Sprint Credit General, Inc.                        Kansas          100

Sprint Credit Limited, Inc.                        Kansas          100

Sprint eBusiness, Inc.                             Kansas          100

Sprint Enterprise Network Services, Inc.           Kansas          100
 Sprint Paranet Canada, Inc.                       Canada          100

Sprint eWireless, Inc.                             Kansas          100

Sprint Healthcare Systems, Inc.                    Kansas          100

Sprint International Holding, Inc.                 Kansas          100
 Japanese Branch of Sprint International
  Holding, Inc.                                     Japan          100
 SIHI Mexico, S. de R.L. de C.V.                   Mexico           99
 SIHI Scandinavia AB                               Sweden          100
 SIHI South Africa (Pty) Ltd.                   South Africa       100
 Sprint Cayman Holding, Ltd.                   Cayman Islands      100
   Shanghai Cayman Holding, Ltd.               Cayman Islands      100
 SprintCom Belgium BVBA                            Belgium        99.5
 Sprint France SAS                                 France          100
 Sprint Hong Kong Limited                         Hong Kong         50
 Sprint International Australia Pty. Limited      Australia        100
 Sprint International Communications Canada
  ULC                                              Canada          100
 Sprint International Communications
  Singapore Pte. Ltd.                             Singapore        100
 Sprint International Communications S.r.l.         Italy           99
 Sprint International do Brasil Ltda.              Brazil           50
 Sprint International Holding Inc.--India
  Liaison Office                                    India          100
 Sprint International Japan Kabushiki Kaisha        Japan          100
 Sprint Netherlands B.V.                         Netherlands       100
 Sprint UK Holdings Limited                    United Kingdom      100
 SprintLink Belgium BVBA                           Belgium          .5
 Telecom Entity Participacoes Ltda.                Brazil           50
   JVCO Participacoes Ltda                         Brazil           50
     Holdco Participacoes Ltda.                    Brazil         99.9
      Intelig Telecomunicacoes Ltda.               Brazil         99.9

SprintLink Global Holdings, Inc.                   Kansas          100
 SLGH Scandinavia AB                               Sweden          100
 SprintLink Belgium BVBA                           Belgium        99.5
 SprintLink Denmark ApS                            Denmark         100
 SprintLink France SAS                             France          100
 SprintLink Germany GmbH                           Germany         100
 SprintLink International Singapore Pte. Ltd.     Singapore        100
 SprintLink Italy S.r.l                             Italy           99
 SprintLink Netherlands B.V.                     Netherlands       100
 SprintLink UK Limited                         United Kingdom      100

Sprint Mexico, Inc.                                Kansas          100

Sprint Mid-Atlantic Telecom, Inc.              North Carolina      100

Sprint Minnesota, Inc.                            Minnesota        100

Sprint Missouri, Inc.                             Missouri         100
 SC Eight Company                                  Kansas          100

Sprint Payphone Services, Inc.                     Florida         100

Sprint PCS Canada Holdings, Inc.                   Kansas          100

Sprint TELECENTERS Inc.                            Florida         100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

--------------------------------------------------------------------------------

                                                                    Ownership
                                                                    Interest
                                                Jurisdiction of    Held By Its
                                                Incorporation or    Immediate
Name                                              Organization       Parent
-------------------------------------------------------------------------------
Sprint/United Management Company                     Kansas            100
 Sprint Services, Inc.                               Kansas            100

Sprint Ventures, Inc.                                Kansas            100

Sprint Wavepath Holdings, Inc.                      Delaware           100
 Sprint (Bay Area), Inc.                            Florida            100
 Wavepath Holdings, Inc.                            Delaware          62.5
   Bay Area Cablevision, Inc.                      California          100
   Transworld Wireless T.V.--Spokane, Inc.          Delaware           100
   TTI Acquisition Corporation                      Delaware           100
     Desert Winds Comm, Inc.                       California          100
   WHI--San Diego, Inc.                            California          100
   Wireless Holdings Purchasing Co.                 Delaware           100

SWV Eight, Inc.                                     Delaware           100
 SWV Three Telephony Partnership              Delaware Partnership      22
   Cox Communications PCS, L.P.               Delaware Partnership    40.8
     Cox PCS Assets, L.L.C.                         Delaware           100
     Cox PCS License, L.L.C.                        Delaware           100
     PCS Leasing Company, L.P.                Delaware Partnership      51

SWV Five, Inc.                                      Delaware           100
 PhillieCo Partners I, L.P.                   Delaware Partnership    35.3
   PhillieCo Sub, L.P.                        Delaware Partnership      99
     PhillieCo, L.P.                          Delaware Partnership      99
     PhillieCo Equipment & Realty Company,
      L.P.                                    Delaware Partnership      99
 PhillieCo Partners II, L.P.                  Delaware Partnership    35.3
   PhillieCo Equipment & Realty Company, L.P. Delaware Partnership       1
   PhillieCo, L.P.                            Delaware Partnership       1
   PhillieCo Sub, L.P.                        Delaware Partnership       1

SWV Four, Inc.                                      Delaware           100
 PhillieCo Partners I, L.P.                   Delaware Partnership    17.6
 PhillieCo Partners II, L.P.                  Delaware Partnership    17.6
 SWV Two Telephony Partnership                Delaware Partnership      99
   MinorCo, L.P.                              Delaware Partnership      15
     American PCS, L.P.                       Delaware Partnership        (/3/)
      American PCS Communications, LLC              Delaware            99(/4/)
        APC PCS, LLC                                Delaware            99(/5/)
        APC Realty and Equipment Company, LLC       Delaware            99(/5/)
      American Personal Communications
       Holdings, Inc.                               Delaware           100
        American PCS Communications, LLC            Delaware              (/6/)
        APC PCS, LLC                                Delaware              (/6/)
        APC Realty and Equipment Company, LLC       Delaware              (/6/)
     NewTelco, L.P.                           Delaware Partnership        (/3/)
     Sprint Spectrum Equipment Company, L.P.  Delaware Partnership        (/3/)
     Sprint Spectrum L.P.                     Delaware Partnership        (/3/)
      Sprint Spectrum Equipment Company,
       L.P.                                   Delaware Partnership      99(/7/)
      Sprint Spectrum Finance Corporation           Delaware           100
      Sprint Spectrum Realty Company, L.P.    Delaware Partnership      99(/7/)
      WirelessCo, L.P.                        Delaware Partnership      99(/7/)
     Sprint Spectrum Realty Company, L.P.     Delaware Partnership        (/3/)
     WirelessCo, L.P.                         Delaware Partnership        (/3/)

--------------------------------------------------------------------------------

(/3/) MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.

(/4/) American PCS, L.P. holds the general partnership interest of greater than 99%.

(/5/) American PCS Communications, LLC holds the general partnership interest of greater than 99%.

(/6/) American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.

(/7/) Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

--------------------------------------------------------------------------------

                                                                    Ownership
                                                                    Interest
                                                Jurisdiction of    Held By Its
                                                Incorporation or    Immediate
Name                                              Organization       Parent
-------------------------------------------------------------------------------
 Sprint Spectrum Holding Company, L.P.        Delaware Partnership      15
   American PCS, L.P.                         Delaware Partnership      99(/8/)
   Cox Communications PCS, L.P.               Delaware Partnership    59.2
   NewTelco, L.P.                             Delaware Partnership      99(/8/)
   PCS Leasing Company, L.P.                  Delaware Partnership      49
   Sprint Spectrum L.P.                       Delaware Partnership      99(/8/)

SWV One, Inc.                                       Delaware           100
 SWV One Telephony Partnership                Delaware Partnership       1
   MinorCo, L.P.                              Delaware Partnership      15
   Sprint Spectrum Holding Company, L.P.      Delaware Partnership      15

SWV Seven, Inc.                                     Delaware           100
 SWV Three Telephony Partnership              Delaware Partnership      78

SWV Six, Inc.                                       Colorado           100
 MinorCo, L.P.                                Delaware Partnership      30
 Sprint Spectrum Holding Company, L.P.        Delaware Partnership      30

SWV Three, Inc.                                     Delaware           100
 SWV Two Telephony Partnership                Delaware Partnership       1

SWV Two, Inc.                                       Delaware           100
 SWV One Telephony Partnership                Delaware Partnership      99

TDI Acquisition Corporation                         Delaware           100
 WBS California, LLC                                Delaware           100
   WBSE Licensing Corporation                       Delaware           100
   WBSS Licensing Corporation                       Delaware           100
 WBS Idaho, LLC                                     Delaware           100
   WBSB Licensing Corporation                       Delaware           100
 WBS Montana, LLC                                   Delaware           100
   WBSH Licensing Corporation                       Delaware           100
 WBS Oregon, LLC                                    Delaware           100
   WBSCB Licensing Corporation                      Delaware           100
   WBSK Licensing Corporation                       Delaware           100
   WBSR Licensing Corporation                       Delaware           100
 WBS Washington, LLC                                Delaware           100
   Kennewick Licensing, LLC                         Delaware           100
   WBSY Licensing Corporation                       Delaware           100
 Wireless Broadband Services of America, LLC        Delaware           100
 Wireless Broadcasting Systems of America,
  Inc.                                              Delaware           100
   Wireless Broadcasting Systems of Boise,
    Inc.                                            Delaware           100
   Wireless Broadcasting Systems of Coos Bay,
    Inc.                                            Delaware           100
   Wireless Broadcasting Systems of Eureka,
    Inc.                                            Delaware           100
   Wireless Broadcasting Systems of Ft.
    Pierce, Inc.                                    Delaware           100
     WBSFP Licensing Corporation                    Delaware           100
   Wireless Broadcasting Systems of Helena,
    Inc.                                            Delaware           100
   Wireless Broadcasting Systems of Klamath
    Falls, Inc.                                     Delaware           100
   Wireless Broadcasting Systems of
    Melbourne, Inc.                                 Delaware           100
     WBSM Licensing Corporation                     Delaware           100
   Wireless Broadcasting Systems of Roseburg,
    Inc.                                            Delaware           100
   Wireless Broadcasting Systems of
    Sacramento, Inc.                                Delaware           100
   Wireless Broadcasting Systems of West
    Palm, Inc.                                      Delaware           100
     WBSWP Licensing Corporation                    Delaware           100
   Wireless Broadcasting Systems of Yakima,
    Inc.                                            Delaware           100
 Wireless Broadcasting Systems of Knoxville,
  LLC                                               Delaware           100
   Cherokee Wireless of Knoxville, Inc.             Delaware           100

Transworld Telecommunications, Inc.               Pennsylvania         100
 Wavepath Holdings, Inc.                            Delaware          37.5

--------------------------------------------------------------------------------
(/8/) Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

--------------------------------------------------------------------------------

                                                                  Ownership
                                                                  Interest
                                              Jurisdiction of    Held By Its
                                              Incorporation or    Immediate
Name                                            Organization       Parent
------------------------------------------------------------------------------
UCOM, Inc.                                        Missouri           100
 Sprint Communications Company L.P.         Delaware Partnership    34.1
   Sprint Communications Company of New
    Hampshire, Inc.                            New Hampshire         100
   Sprint Communications Company of
    Virginia, Inc.                                Virginia           100
   Sprint Licensing, Inc.                          Kansas            100
   United Telephone Company of Kansas              Kansas              1(/9/)
   USST of Texas, Inc.                             Texas             100
   UTI Holding Company, Inc.                       Kansas            100
 SprintCom Equipment Company L.P.                 Delaware            49
 Sprint Enterprises, L.P.                   Delaware Partnership    48.9
   MinorCo, L.P.                            Delaware Partnership      40
   PhillieCo Partners I, L.P.               Delaware Partnership    47.1
   PhillieCo Partners II, L.P.              Delaware Partnership    47.1
   Sprint Spectrum Holding Company, L.P.    Delaware Partnership      40
 Sprint Global Venture, Inc.                       Kansas               (/10/)
   SGV Corporation                                 Kansas            100

United Telephone Company of the Carolinas      South Carolina        100
 SC Two Company                                    Kansas            100

United Telephone Company of Eastern Kansas        Delaware           100
 Sprint/United Midwest Management Services
  Company                                          Kansas             20
   United Teleservices, Inc.                       Kansas            100

United Telephone Company of Florida               Florida            100
 Vista-United Telecommunications                  Florida             49

United Telephone Company of Indiana, Inc.         Indiana            100
 SC Four Company                                   Kansas            100

United Telephone Company of Kansas                 Kansas             99(/9/)
 Sprint/United Midwest Management Services
  Company                                          Kansas             80

United Telephone Company of New Jersey,
 Inc.                                            New Jersey          100

United Telephone Company of the Northwest          Oregon            100

United Telephone Company of Ohio                    Ohio             100
 SC Five Company                                   Kansas            100
 United Telephone Communications Services
  of Ohio, Inc.                                     Ohio             100

United Telephone Company of Pennsylvania,
 The                                            Pennsylvania         100
 SC Six Company                                    Kansas            100
 United Telephone Long Distance, Inc.           Pennsylvania         100
 Valley Network Partnership                 Virginia Partnership      20

United Telephone Company of Southcentral
 Kansas                                           Arkansas           100

United Telephone Company of Texas, Inc.            Texas             100
 SC Seven Company                                  Kansas             50

United Telephone Company of the West              Delaware           100

United Telephone-Southeast, Inc.                  Virginia           100
 SC Three Company                                  Kansas            100
 Valley Network Partnership                 Virginia Partnership      20

--------------------------------------------------------------------------------

(/9/) Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.

(/10/) Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

--------------------------------------------------------------------------------

                                                                    Ownership
                                                                    Interest
                                                Jurisdiction of    Held By Its
                                                Incorporation or    Immediate
Name                                              Organization       Parent
--------------------------------------------------------------------------------
US Telecom, Inc.                                     Kansas            100
 ASC Telecom, Inc.                                   Kansas            100
 LCF, Inc.                                         California          100
 SC Seven Company                                    Kansas             50
 Sprint Communications Company L.P.           Delaware Partnership    58.9
 SprintCom Equipment Company L.P.                   Delaware            51
 Sprint Enterprises, L.P.                     Delaware Partnership      51
 Sprint Global Venture, Inc.                         Kansas               (/10/)
 Sprint Iridium, Inc.                                Kansas            100
   Iridium U.S., L.P.                         Delaware Partnership      27
   Iridium Canada Communications Inc.                Canada             27
   Iridium LLC                                      Delaware           3.8
 United Telecommunications, Inc.                    Delaware           100
 US Telecom of New Hampshire, Inc.               New Hampshire         100

Utelcom, Inc.                                        Kansas            100
 Private TransAtlantic Telecommunications
  System, Inc.                                      Delaware           100
   Private Trans-Atlantic Telecommunications
    System (N.J.), Inc.                            New Jersey          100
 Sprint Communications Company L.P.           Delaware Partnership     4.9
 Sprint Global Venture, Inc.                         Kansas               (/10/)
 Sprint International Incorporated                  Delaware           100
   Consortium Communications International,
    Inc.                                            New York           100
   Dial--The Israeli Company for
    International Communication Services LTD         Israel           54.4
     Barak I.T.C.--The International
      Telecommunications Services Corporation        Israel             46
   Marconi-Sprint Servicos de Comunicacao,
    Lda                                             Portugal            49
   SIHI Mexico S. de R.L. de C.V.                    Mexico              1
   SprintCom Belgium BVBA                           Belgium             .5
   SprintLink Italy S.r.l.                           Italy               1
   Sprint FON Inc.                                  Delaware           100
   Sprint Global Venture, Inc.                       Kansas             86
   Sprint Hong Kong Limited                        Hong Kong            50(/11/)
   Sprint International do Brasil Ltda.              Brazil             50
   Sprint International Caribe, Inc.              Puerto Rico          100
   Sprint International Communications
    Corporation                                     Delaware           100
     Sprint Communications Company L.P.       Delaware Partnership     1.9
     Sprint Global Venture, Inc.                     Kansas             13
     Tianjin Global Communications Co., Ltd.         China              39
   Sprint International Communications S.r.l.        Italy               1
   Sprint International Construction Company        Delaware           100
   Sprint Israel Cellular, Inc.                     Delaware           100
   Sprint R.P. Telekom Sp. z o.o.                    Poland             50
   Sprint Telecommunications Services GmbH          Germany            100
   Sprint Telecommunications (UK) Limited           Delaware           100

Wireless Cable of Florida, Inc.                     Florida            100

--------------------------------------------------------------------------------

(/10/) Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

(/11/) Held in trust for Sprint International Holding, Inc.